UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2012

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.02                      Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On December 7, 2012, the Board of Directors of VSE Corporation (the "Board") elected retired Lieutenant General Jack C. Stultz, Jr., United States Army Reserve, Retired, as a member of the Board, effective January 1, 2013.  The Board will then be composed of eight members.  The Board also appointed General Stultz to serve as a member on its Nominating and Corporate Governance Committee.

General Stultz became Chief, Army Reserve and Commanding General, United States Army Reserve Command in May 2006, after serving as the Command’s Deputy Commanding General since October 2005.  Prior to his assignment to the Army Reserve Command, General Stultz served as the Commanding General of the 143rd Transportation Command, which provides command and control to 12 units in the southeast United States.  General Stultz entered active duty in 1974, after receiving his commission from the Reserve Officer Training Corps at Davidson College, Davidson, North Carolina.  After leaving active duty in 1979, General Stultz worked at Proctor and Gamble for 28 years as operations manager, continuing his service to the United States Army Reserve.

A copy of the December 12th, 2012 press release announcing the election of General Stultz is attached to this Current Report on Form 8-K as Exhibit 99.1.  The information contained in this press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03                      Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 7, 2012, the Board amended Article IV, Section 1 of VSE's by-laws ("By-Laws") to provide that notice to directors may be given by electronic mail, in addition to the previous provisions for notice by U.S. mail, telegram or telecopy.  The amendment further provides that notice to directors given by electronic mail shall be given at least twenty-four hours in advance of the meeting that is the subject of the notice.  The Board also amended Article V of the Bylaws to reduce the required officers to Chief Executive Officer, President, Chief Financial Officer, one or more Vice Presidents and Secretary.

A copy of the By-laws as amended through December 7, 2012 is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit
Number

3.1             By-Laws of VSE Corporation (amended as of December 7, 2012)

99.1           Press release issued by VSE Corporation on December 12, 2012 announcing the election of Lieutenant General Jack C. Stultz, Jr., Retired to the VSE Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: December 13, 2012	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary